Exhibit 99.2

ACTION - GALACTOSEMIA: April 2020 Trial Results Development of AT - 007 for the Treatment of Galactosemia Riccardo Perfetti , MD, PhD Chief Medical Officer

Summary: ACTION - Galactosemia Study Results 2 Safety/ PK/ PD • AT - 007 was safe and well - tolerated • PK/PD data supports once - daily oral dosing • AT - 007 is CNS penetrant – important in Galactosemia, which includes significant CNS clinical presentation Efficacy in Galactosemia Patients • AT - 007 induced rapid and sustained reduction in plasma galactitol, an aberrant, toxic metabolite formed in Galactosemia patients • 20mg/kg dosing resulted ~50% reduction in plasma galactitol (p <0.01 vs. placebo) • Positive AT - 007 MRI/MRS impact

Overview of Galactosemia

AT - 007 for Treatment of Galactosemia • Rare genetic metabolic disease caused by inability to break down galactose • Galactose is a natural sugar formed by metabolism of lactose, but is also produced endogenously by the body • In patients with Galactosemia, Aldose Reductase converts galactose to galactitol, an aberrant toxic metabolite • Mandatory newborn screening and initiation of dairy free diet • Dietary restriction prevents fatalities, but does not prevent long term consequences of disease • No approved therapies Pathogenesis of Disease Standard of Care 4

Galactosemia Clinical Presentation • Hepatic and renal failure • Brain swelling (edema; encephalopathy) • Potentially life threatening if not identified and managed immediatel y 5 Acute Newborn • CNS complications • Low IQ/ intellectual impairment • Motor skills • Speech/ language • Learning, behavioral, social impairments • Psychiatric problems (anxiety, depression) • Primary ovarian insufficiency • Cataracts Chronic/ Long - Term

Galactosemia Effects ~2,800 Patients in the US; Potential for Abbreviated Regulatory Approval & Low Burden of Development • ~2,800 living US patients ; ~80 new births per year • Majority of patients are under the age of 40, as newborn screening was adopted in the 1980s and 1990s • Regulatory pathway: • Galactosemia is a “slowly progressive, low prevalence rare disease” disease • Under new FDA guidance, surrogate metabolic biomarkers may be acceptable for demonstration of therapeutic activity • Potential low burden of clinical development 6

Aldose Reductase Activity Causes Toxic Accumulation of Galactitol in Galactosemia Galactose Aldose Reductase Galactitol Toxic Aberrant Metabolite GALK TYPE II GALT Classic Galactosemia Gal - 1 - Phosphate Glu - 1 - Phosphate • Galactosemia results in accumulation of galactose, which becomes an aberrant substrate for AR • AR converts galactose to galactitol, which causes toxic complications in many tissues Sorbitol Dehydrogenase Sorbitol dehydrogenase, the next enzyme in the polyol pathway, can’t reduce galactitol Galactitol Accumulation in Organs & Tissues 7

AT - 007, a CNS - Penetrant Novel Aldose Reductase Inhibitor, Prevents Galactitol Formation and Accumulation Galactose Aldose Reductase Galactitol Toxic Aberrant Metabolite GALK TYPE II GALT Classic Galactosemia Gal - 1 - Phosphate Glu - 1 - Phosphate • Galactosemia results in accumulation of galactose, which becomes an aberrant substrate for AR • AR converts galactose to galactitol, which causes toxic complications in many tissues Sorbitol Dehydrogenase Sorbitol dehydrogenase, the next enzyme in the polyol pathway, can’t reduce galactitol 8 AT - 007

Galactosemia Preclinical Data

0 1 2 3 4 5 6 7 Liver Brain Plasma GALT Deficient Rat Model Closely Mirrors Human Disease 10 Biochemical Effects Tissue Deposition of Galactitol CNS Outcomes 0 1 2 3 4 5 Liver Brain Plasma Galactose pmol Galactitol pmol Wild Type GALT null GALT null WT All GALT null rats display cataracts (caused by galactitol deposition in the eye) vs. none of the WT rats GALT null rats have exponentially higher levels of galactose and galactitol, as well as Gal1p GALT null rats display deficiencies in learning, cognition, and motor skills as measured by rotarod and water maze 0 5 10 15 20 25 30 35 40 45 1 2 3 4 * * Water Maze Latency Time (s) WT GALT null

Cataract Severity Score Dose AT - 007 (mg/kg) 0 0.5 1 1.5 2 0 200 400 600 800 1000 AT - 007 Treatment Corrects All 3 Aspects of Disease in the Galactosemia Rat Model 11 Biochemical Effects Tissue Deposition of Galactitol CNS Outcomes Wild Type GALT null Placebo GALT null (placebo) WT AT - 007 treatment prevented galactitol accumulation in tissues, resulting in absence of cataracts AT - 007 treatment significantly reduced galactitol levels in all tissues without increasing galactose or Gal1p AT - 007 treatment normalized CNS outcomes on both water maze and rotarod Water Maze Latency Time (s) WT GALT null GALT null AT - 007 0 5 10 15 20 25 30 35 40 45 1 2 3 4 GALT null AT - 007 * * GALT null AT - 007 Cataract Quantitation AT - 007 Dose Response 0 5 10 15 20 25 30 35 Liver Brain Plasma 0 5 10 15 20 Liver Brain Plasma Galactose Galactitol pmol pmol

A Closer Look: AT - 007 Significantly Reduces Galactitol Levels in all Target Tissues Without Increasing Galactose or Gal - 1P • AT - 007 treatment from neonatal Day 1 to Day 10 significantly reduced galactitol in liver, brain and plasma • AT - 007 treatment did not increase galactose or Gal1P levels; similar results seen at Day 22 and age 5 months 12 0 5 10 15 20 25 30 35 Liver Brain Plasma Galactose 0 0.2 0.4 0.6 0.8 1 1.2 Liver Brain Gal - 1P Galactitol (Aberrant Toxic Metabolite) 0 2 4 6 8 10 12 14 16 18 20 Liver Brain Plasma WT GALT null placebo GALT null AT-007 pmol pmol pmol

Clinical Program: ACTION - Galactosemia Trial April 2020 Data

Galactosemia Phase 1/2 Registrational Study (ACTION - Galactosemia) Multi - Center Placebo - Controlled Study in Healthy Volunteers & Adult Galactosemia Patients Single Ascending Dose (n=40) 14 Multiple Ascending Dose (n=40, 7 days) 5 mg/kg single dose 5 mg/kg 27 Days Daily Dosing (n=4) Adult Galactosemia Patients Healthy Volunteers 3 Month Extension Galactosemia Endpoints: • Safety • Pharmacokinetics/ Pharmacodynamics • Efficacy Biomarker - Galactitol Placebo Single dose Placebo 27 Days Daily Dosing (n=4) 20 mg/kg Single dose 20mg/kg 27 Days Daily Dosing (n=4) Based on initial topline data from Jan 2020, the study was expanded to include a 40mg/kg dose in healthy volunteers and then Galactosemia patients Healthy Volunteer Endpoints: • Safety • Pharmacokinetics • CNS Penetrance (via CSF sample)

15 • AT - 007 was safe and well tolerated at all doses, including 40mg/kg • No treatment - related discontinuations • Dose - dependent increase in exposure • PK results supportive of once daily oral dosing Healthy Volunteer Data AT - 007 Was Safe and Well Tolerated; PK Supports Once - Daily Dosing

AT - 007 is Brain Penetrant Important in Galactosemia Given CNS Complications 16 AT - 007 CSF concentration (ng/ml) Dose - Dependent Increase in CSF Concentration in Healthy Volunteers (via lumbar puncture) AT - 007 Dose (in mg/kg) 0 10 20 30 40 50 5mg 20mg 40mg

ACTION - Galactosemia Trial Data Adult Galactosemia Patient Baseline Demographics

18 Baseline Demographic and Diagnostic Characteristics (n=11*) Broad Age Range, Multiple Genetic Mutations Represented Subject Age Gender Ethnicity BMI Gene mutation Urine galactitol (mM/urine creatine mol/L) Baseline Plasma galactitol (ng/ml) Baseline GALT enzyme activity (Mmol/h/mg) 2003 - 101 33 M Caucasian 24.3 Q188R/Q188R 208 2630 0 2003 - 102 51 M Caucasian 21.7 Q188R/Q188R 123 2390 0 2003 - 104 19 M Caucasian 21.6 Q188R/Q188R 137 2150 0 2003 - 105 22 F Caucasian 22.7 Q188R/Q188R 255 2860 0 2004 - 001* 37 M Caucasian 21.3 Q188R/Q188R 152 2700 0 2004 - 004 40 M Caucasian 32.7 N314D/ c119 - 116 deletion 102 2500 0 2004 - 005 24 F Caucasian 23.1 Q188R/Q188R 142 2210 0 2002 - 002 19 F Caucasian 23.9 K285N/c119 - 116 deletion 139 2500 0 2004 - 007 19 F Caucasian 21.4 Q188R/Q188R 133 2450 0 2004 - 008 22 M Caucasian 17.4 Q188R/Q188R 130 1930 0 2004 - 009 28 M Caucasian 20.5 Q188R/Q188R 99 2630 0 Summary 28.55 ± 10.5 4F and 7M Caucasian 22.78 ± 3.8 9 Q118R homozygous and 2 compound heterozygous 147.27 ± 45.8 2450 ± 268.7 0 *One placebo patient in cohort 1 crossed over to active for total of n=12

Galactosemia Patient Baseline Clinical & Descriptive Characteristics (n=11*)

Clinical Characteristics

CNS Disorders	Psychiatric Disorders
Seizures (n=5)	Anxiety (n=4)
Dementia (n=1)	Depression (n=3)
Encephalopathy (n=1)	ADHD (n=3)
Tremor	

Endocrine Disorders	
Primary ovarian insufficiency (All Females)	Short stature (n=1)
Gynecomastia (n=1)	Osteopenia (n=2)
Erectile dysfunction (n=1)	Vitamin D deficiency (n=6)
Hypothyroidism (n=1)	

Descriptive Characteristics

Patient Quality of Life
Living with family members or proximity of caregiver (all, n=11)
Able to travel only with caregiver (n=9)
Unemployed and/or not in school (n=5)
Employed (primarily manual employment, unskilled labor n=6)
Secondary education (n=2)

*One placebo patient in cohort 1 crossed over to active for total of n=12

APPLIED THERAPEUTICS

MRI/MRS Baseline Characteristics • Brain morphology changes caused by galactitol - induced osmotic dysregulation • Galactitol was present and quantifiable in the brain of all adult Galactosemia patients (absent in healthy adults) • N - acetyl - aspartate, a marker of neuronal health, was markedly decreased ( - 75%) in all Galactosemia patients

ACTION - Galactosemia Trial Data AT - 007 Pharmacokinetics and Safety Data in Galactosemia Patients

22 Pharmacokinetic Results Support Once Daily Dosing in Galactosemia Patients • Plasma PK parameters of AT - 007 support once daily oral dosing • PK profile in Galactosemia patients was similar to healthy volunteers, suggesting similar drug metabolism and clearance • PK profile suggests no first pass clearance or other PK effects (de - sensitization or induction) Mean AT - 007 Plasma Concentrations at 20mg/kg by Day

Detailed Safety Findings
AT-007 Safe and Well-Tolerated: No Drug-Related Adverse Events

SYSTEM ORGAN CLASS PREFERRED TERM	NUMBER (%) OF PATIENTS, NUMBER OF EVENTS				
	Placebo N=4	AT-007 (5 mg/kg) N=4	AT-007 (20 mg/kg) N=4	Overall N=12*	Significance
Any Adverse Event	1 (25.0), 3	3 (75.0), 6	2 (50.0), 2	6 (50.0), 11	Not Significant
Cardiac Disorders	1 (25.0), 1	0 (0.0), 0	0 (0.0), 0	1 (8.3), 1	Not Significant
Tachycardia	1 (25.0), 1	0 (0.0), 0	0 (0.0), 0	1 (8.3), 1	Not Significant
Ear and Labyrinth Disorder	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant
Ear discomfort	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant
Gastrointestinal Disorders	1 (25.0), 1	1 (25.0), 1	0 (0.0), 0	2 (16.7), 2	Not Significant
Dyspepsia	1 (25.0), 1	0 (0.0), 0	0 (0.0), 0	1 (8.3), 1	Not Significant
Abdominal Discomfort	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant
General Disorder and Administration site conditions	1 (25.0), 1	0 (0.0), 0	0 (0.0), 0	1 (8.3), 1	Not Significant
Feeling hot	1 (25.0), 1	0 (0.0), 0	0 (0.0), 0	1 (8.3), 1	Not Significant
Infections	0 (0.0), 0	2 (50.0) 2	0 (0.0), 0	2 (16.7) 2	Not Significant
Upper respiratory tract infection	0 (0.0), 0	2 (50%) 2	0 (0.0), 0	2 (17%) 2	Not Significant
Injury/ Procedural Complications	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant
Contusion	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant
Musculoskeletal and Connective Tissue Disorders	0 (0.0), 0	0 (0.0), 0	1 (25.0), 1	1 (8.3), 1	Not Significant
Mobility decreased	0 (0.0), 0	0 (0.0), 0	1 (25.0), 1	1 (8.3), 1	Not Significant
Psychiatric Disorder	0 (0.0), 0	0 (0.0), 0	1 (25.0), 1	1 (8.3), 1	Not Significant
Anxiety	0 (0.0), 0	0 (0.0), 0	1 (25.0), 1	1 (8.3), 1	Not Significant
Skin and Subcutaneous Tissue Disorders	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant
Pruritus	0 (0.0), 0	1 (25.0), 1	0 (0.0), 0	1 (8.3), 1	Not Significant

23

APPLIED THERAPEUTICS

24 Detailed Laboratory Findings No Drug - Related Changes in Hepatic or Renal Function PARAMETER/VISIT Placebo N=4 AT - 007 5 mg/kg N=4 AT - 007 20 mg/kg N=4 Significance ALT (U/L) – Mean (SD) Baseline 21.50 (7.00) 17.75 (9.0) 18.25 (9.07) Not Significant Post - Dosing (Day 32) 23.00 (10.15) 14.5 (8.39) 22.00 (6.38) Not Significant AST (U/L) – Mean (SD) Baseline 22.00 (2.58) 19.25 (6.70) 21.75 (9.43) Not Significant Post - Dosing (Day 32) 21.33 (4.04) 17.25 (7.14) 23.33 (5.51) Not Significant Bilirubin (mg/dL) – Mean (SD) Baseline 0.44 (0.18) 0.51 (0.14) 0..38 (0.19) Not Significant Post - Dosing (Day 32) 0.38 (0.21) 0.44 (0.12) 0.5 (0.28) Not Significant GFR (mL/min/1.73/m 2 ) – Mean (SD) Baseline 116.50 (27.40) 98.75 (12.04) 109.75 (22.65) Not Significant Post – Dosing (Day 32) 108.67 (17.79) 88.50 (3.87) 115.25 (28.30) Not Significant

Safety and PK Summary in Galactosemia Patients Pharmacokinetics • PK supports once - daily dosing • Linear increase in AT - 007 dose - dependent plasma concentration • Similar exposure levels in Galactosemia patients and healthy volunteers Safety • AT - 007 was safe and well - tolerated • N o treatment - related discontinuations • No treatment - related Adverse Events • No treatment - related lab abnormalities 25

ACTION - Galactosemia Trial Data AT - 007 Efficacy Results in Galactosemia Patients

27 -1400 -1200 -1000 -800 -600 -400 -200 0 PBO 5mg/kg 20 mg/kg Plasem Galactitol (ng/ml) Maximum Galactitol Reduction AT - 007 Treatment Significantly Reduced Plasma Galactitol Levels in Adult Galactosemia Patients in a Dose - Dependent Fashion

28 AT - 007 Decreased Galactitol Levels in All Treated Patients Galactitol Reduction Was Rapid and Sustained Reduction in Galactitol at 5mg/kg ~20% Reduction in Galactitol at 20mg/kg ~50% -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% Baseline DAY 1 DAY 12 DAY 32-34 % Change from BL Maximum Galactitol Reduction % Change from Baseline (AT - 007: 5mg/kg) 101 102 104 105 -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% Baseline DAY 1 DAY 12 DAY 32-34 % Change from BL Maximum Galactitol Reduction % Change from Baseline (AT - 007: 20mg/kg) 001 007 008 009 Day 12 (6 Days Consecutive) Day 32 (27 Days Consecutive) Day 1 (Single Dose) Baseline Day 12 (6 Days Consecutive) Day 32 (27 Days Consecutive) Day 1 (Single Dose) Baseline

29 AT - 007 Reduction in Galactitol Was Maintained Throughout the 24 - Hour Treatment Period, Supporting Once Daily Dosing 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 0HR 0.5HR 1HR 1.5HR 2HR 4HR 6HR 8HR 12HR 24HR Plasma Galactitol (ng/ml) Hours post - dosing on Day 12 Plasma Galactitol on Day 12 (6 Days Consecutive Dosing) Placebo 5mg/kg 20mg/kg 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 0HR 0.5HR 1HR 1.5HR 2HR 4HR 6HR 8HR 12HR 24HR Plasma Galactitol (ng/ml) Hours post - dosing on Day 32 Plasma Galactitol on Day 32 (27 Days Consecutive Dosing) Placebo 5mg/kg 20mg/kg Reductions of ~20% at 5mg/kg and ~50% at 20mg/kg were stable throughout the 24 - hour dosing period

30 Treatment with AT - 007 Does Not Increase Galactose Levels Supports Pre - Clinical Data Demonstrating AT - 007 Does Not Cause Derangement of Galactose or Other Galactose Pathway Metabolites 0 100 200 300 400 500 600 700 800 900 1,000 0HR 0.5HR 1HR 1.5HR 2HR 4HR 6HR 8HR 12HR 24HR Plasma Galactose (ng/ml) Hours post - dosing on Day 12 Plasma Galactose Day 12 (6 Days Consecutive Dosing) Placebo 5mg/kg 20mg/kg 0 100 200 300 400 500 600 700 800 900 1,000 0HR 0.5HR 1HR 1.5HR 2HR 4HR 6HR 8HR 12HR 24HR Plasma Galactose (ng/ml) Hours post - dosing on Day 32 Plasma Galactose Day 32 (27 Days Consecutive Dosing) Placebo 5mg/kg 20mg/kg

MRI/MRS Results MRI • AT - 007 treated patients demonstrated a trend towards decreased ventricular volume, a measure of edema (brain swelling) MRS • AT - 007 treated patients (4 out 6)* demonstrated decreased galactitol levels in the brain • AT - 007 treated patients (4 out of 6) demonstrated an improvement in N - acetyl - aspartate (NAA, a marker of neuronal health) *MRI/MRS was limited by inability of some patients to withstand MRI (anxiety) and low - quality scans in others (due to tremor/ movement)

A Closer Look at Seizures 32 Seizures • 5 patients had a history of seizures (generalized onset) • All 5 patients were maintained on antiepileptic medications • 4 patients had < 1 seizure per year • 1 patient had > 1 seizure per month • Due to the low frequency of seizures in the majority of patients, no significant changes in seizure frequency during the ACTION - Galactosemia core study (1 month treatment) could be assessed

ACTION - Galactosemia Trial Data AT - 007 for Treatment of Galactosemia: Future Development Plans

AT - 007 Extension Study: Designed to Confirm Long - Term Safety • 90 Day Safety Extension • Open to those who participated in 28 - day core study and new patients • Placebo - controlled; 3:1 randomization (active to placebo) • Active dose flexible to allow 20mg/kg and potentially 40mg/kg • Safety monitoring & biomarker assessments (as conducted in core study) • Revised to primarily at - home visits (limited to no travel required) to address burden of travel to sites/ impact on families and COVID - 19 concerns • Study remains on track despite COVID - 19 • Will be included in NDA filing 34

Adult European Study Cohort to Recruit GALK - Deficient Patients and Support EU Approval • Primarily designed to recruit GALK deficient patients • More prevalent in Europe, but still extremely rare • Display similar CNS complications to Classic Galactosemia (GALT - deficient) patients • Secondary objective to include European patients to support EU approval • UK site (University College London) • One cohort of patients (~6) planned at UK site, but large pool of patients exists (~70 at single site) • Czech Republic alternative site for GALK deficient patients (given incidence in Romani/ Irish Traveler population) 35

Proposed AT - 007 Pediatric Study (Under Discussion with FDA) 36 Proposed Study Design • 2 - Part Multiple Dose Study • Several age groups investigated • 2 – 6 • 7 – 12 • 13 <18 • Children 2 months – 2 yrs may be added following initial safety data (newborns/ infants) Study Objectives • Safety • Dose determination (via PK/PD) • Efficacy biomarker effects (plasma galactitol) • Exploratory: MRI/MRS effects • Galactitol quantitation • Brain morphometry & cerebral edema • NAA concentration (neuronal health biomarker)

ACTION - Galactosemia Trial Data Summary & Conclusions

Summary: ACTION - Galactosemia Study Results 38 Safety/ PK/ PD • AT - 007 was safe and well - tolerated • PK/PD data supports once - daily oral dosing • AT - 007 is CNS penetrant – important in Galactosemia, which includes significant CNS clinical presentation Efficacy in Galactosemia Patients • AT - 007 induced rapid and sustained reduction in plasma galactitol, an aberrant, toxic metabolite formed in Galactosemia patients • 20mg/kg dosing resulted ~50% reduction in plasma galactitol (p <0.01 vs. placebo) • Positive AT - 007 MRI/MRS impact

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